American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund AC Alternatives® Long Short Fund AC Alternatives® Multi-Strategy Fund
Supplement dated September 12, 2017 ■ Statement of Additional Information dated April 10, 2017

The Board of Directors of each aforementioned corporation has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on October 18, 2017.

Shareholders of the funds will be asked to consider and act upon a proposal to elect four members to the funds' Board of Directors for indefinite terms, subject to termination or resignation. The nominees include three current members of the board, Barry Fink, Jan M. Lewis and Stephen E. Yates, and one current advisory member to the boards, Thomas W. Bunn.

The record date for the meeting is July 28, 2017. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 23, 2017.

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